Exhibit 99.2

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	09/30/03	12/31/03	03/31/04	06/30/04	09/30/04	12/31/04	03/31/05	06/30/05	09/30/05
ASSETS

Cash and Cash Equivalents	$209,695	$174,939	$154,178	$170,940	$165,191	$136,468	$146,861	$176,425	$150,409
Securities Available For Sale	1,653,114	1,588,151	1,473,497	1,412,206	1,458,149	1,446,221	1,409,434	1,363,180	1,348,521
FRB and FHLB Stock	24,352	20,753	20,753	12,240	19,243	19,243	19,352	19,352	19,352
Loans Held For Sale	95,777	25,262	32,276	49,497	35,723	33,535	22,131	22,611	34,774

Loans:
Commercial & Industrial	633,221	658,615	686,304	740,410	770,933	801,369	812,050	831,537	841,430
Municipal	106,512	87,080	92,338	66,533	105,781	106,120	98,128	79,070	156,630
Multi-Family	172,419	176,478	182,085	189,589	181,622	182,541	180,632	185,920	192,563
Commercial Real Estate	1,375,027	1,430,945	1,485,031	1,505,880	1,558,221	1,590,457	1,651,247	1,736,665	1,760,621
Construction	143,515	140,801	138,497	129,901	143,871	174,283	133,799	124,648	173,909
Residential Real Estate	724,749	700,671	666,753	667,676	685,714	688,017	712,133	733,472	724,873
Home Equity Credit Lines	258,664	270,959	277,062	276,640	287,479	294,656	297,649	307,866	316,733
Consumer	267,615	259,135	252,097	249,208	246,889	239,750	242,239	255,239	259,865

Total Loans	3,681,722	3,724,684	3,780,167	3,825,837	3,980,510	4,077,193	4,127,877	4,254,417	4,426,624
Less: Allowance for Loan Losses	(59,171)	(57,464)	(57,500)	(57,969)	(58,598)	(59,031)	(59,811)	(60,805)	(61,468)

Net Loans	3,622,551	3,667,220	3,722,667	3,767,868	3,921,912	4,018,162	4,068,066	4,193,612	4,365,156

Acrrued Interest Receivable	29,277	29,124	25,582	27,376	26,607	28,956	28,443	29,689	29,202
Other Assets	62,564	71,636	57,131	71,581	67,056	64,970	66,746	78,629	81,616
Premises and Equipment, net	74,562	72,130	72,273	72,805	73,927	74,271	72,336	71,632	70,509
Mortgage Servicing Rights	10,615	12,265	10,866	12,562	12,119	11,826	12,074	12,073	12,970
Identified Intangibles	23,488	22,733	21,978	21,972	21,196	20,422	19,648	18,983	18,320
Goodwill	216,431	216,431	216,431	216,697	216,697	216,136	216,136	216,136	216,136

Total Assets	$6,022,426	$5,900,644	$5,807,632	$5,835,744	$6,017,820	$6,070,210	$6,081,227	$6,202,322	$6,346,965

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Deposits:
Demand	$880,354	$898,920	$848,758	$891,244	$907,396	$890,561	$881,954	$934,234	$988,096
Savings	523,497	517,789	526,625	541,138	534,286	519,623	514,215	502,525	499,119
NOW	912,563	899,018	894,575	912,175	903,307	890,701	898,720	908,148	891,058
CMAs / Money Market	1,617,176	1,604,138	1,472,377	1,491,522	1,603,059	1,577,474	1,527,753	1,418,634	1,592,743
Certificates of Deposit Less than $100,000	822,634	789,066	780,940	762,188	737,641	735,577	763,502	811,389	814,435
Certificates of Deposit $100,000 and Over	262,137	260,960	311,067	316,025	406,788	424,794	477,019	569,505	607,897

Total Deposits	5,018,361	4,969,891	4,834,342	4,914,292	5,092,477	5,038,730	5,063,163	5,144,435	5,393,348

Securities Sold Under Agreements to Repurchase	79,510	78,980	76,051	75,016	71,056	76,716	91,443	56,775	64,114
Other Borrowings	285,857	208,454	236,446	204,122	182,450	279,755	254,418	296,903	179,552
Accrued Expenses and Other Liabilities	64,427	63,368	61,308	54,452	60,769	54,752	54,721	64,466	63,428

Total Liabilities	5,448,155	5,320,693	5,208,147	5,247,882	5,406,752	5,449,953	5,463,745	5,562,579	5,700,442

Stockholders’ Equity:
Common Stock	50,168	50,178	50,196	50,202	50,202	50,204	50,207	50,210	50,220
Surplus	246,181	246,938	247,464	248,241	248,828	249,036	248,864	249,117	250,009
Retained earnings	329,035	341,441	351,569	361,623	372,980	384,679	395,410	407,865	421,180
Treasury, at cost	(80,951)	(78,579)	(76,058)	(72,967)	(71,017)	(69,246)	(68,233)	(67,657)	(65,684)
Other Comprehensive Income	25,610	15,595	21,964	(3,772)	5,377	672	(13,747)	(4,978)	(14,595)
Director’s Deferred Compensation to be Settled in Stock	4,266	4,413	4,381	4,562	4,720	4,930	4,996	5,197	5,400
Unearned Portion of Employee Restricted Stock	(38)	(35)	(31)	(27)	(22)	(18)	(15)	(11)	(7)

Total Stockholders’ Equity	574,271	579,951	599,485	587,862	611,068	620,257	617,482	639,743	646,523

Total Liabilities and Stockholders’ Equity	$6,022,426	$5,900,644	$5,807,632	$5,835,744	$6,017,820	$6,070,210	$6,081,227	$6,202,322	$6,346,965

CHITTENDEN CORPORATION

Consolidated Quarterly Statements of Income (Unaudited)

($ in thousands)

	09/30/03	12/31/03	03/31/04	06/30/04	09/30/04	12/31/04	03/31/05	06/30/05	09/30/05
Interest Income:
Loans	$49,434	$49,878	$49,254	$50,461	$53,090	$56,302	$58,151	$62,786	$68,588
Investments	17,797	17,260	15,600	14,822	14,879	15,359	15,061	14,829	14,033

Total Interest Income	67,231	67,138	64,854	65,283	67,969	71,661	73,212	77,615	82,621

Interest Expense:
Deposits	9,605	8,507	8,189	8,539	9,411	10,300	11,268	14,193	17,561
Borrowings	2,965	2,277	1,954	1,820	1,889	2,167	2,959	3,342	2,845

Total Interest Expense	12,570	10,784	10,143	10,359	11,300	12,467	14,227	17,535	20,406

Net Interest Income	54,661	56,354	54,711	54,924	56,669	59,194	58,985	60,080	62,215
Provision for Loan Losses	2,050	1,025	427	1,100	1,025	1,825	1,075	1,400	1,325

Net Interest Income after Provision for Loan Losses	52,611	55,329	54,284	53,824	55,644	57,369	57,910	58,680	60,890

Noninterest Income:
Investment Management and Trust	5,270	5,444	5,296	5,476	5,528	5,322	4,971	5,003	4,996
Service Charges on Deposits	4,583	4,686	4,691	4,775	4,241	4,179	4,041	4,093	4,053
Mortgage Servicing	1,275	592	(767)	1,348	(162)	(260)	355	209	658
Gains on Sales of Loans, Net	6,959	4,272	1,901	2,895	2,261	2,604	2,131	2,003	2,586
Gains (Losses) on Sales of Securities	3,305	3,031	1,802	240	186	107	0	(1)	7
Loss on Prepayments of Borrowings	(2,154)	(916)	(1,194)	0	0	0	0	0	0
Credit Card, Net	1,149	1,057	908	1,022	1,146	1,074	975	1,131	1,237
Insurance Commissions, Net	2,041	1,501	2,626	1,728	1,389	1,223	2,364	1,526	1,341
Other	2,570	3,327	2,740	3,154	3,252	2,674	2,722	3,212	2,900

Total Noninterest Income	24,998	22,994	18,003	20,638	17,841	16,923	17,559	17,176	17,778

Noninterest Expense:
Salaries	23,234	22,248	20,879	21,786	20,652	21,302	21,676	21,798	22,245
Employee Benefits	5,419	5,157	5,971	5,679	5,027	5,281	6,479	4,238	5,784
Net Occupancy	5,977	5,603	6,026	5,752	5,481	5,410	6,326	6,024	5,844
Data Processing	2,319	2,404	2,293	1,985	994	916	775	810	921
Amortization of Intangibles	755	755	755	772	776	774	774	664	665
Conversion and Restructuring Charges	0	2,169	152	1,318	505	291	0	0	0
Other	9,154	9,741	8,526	8,671	9,376	9,022	9,410	9,846	9,201

Total Noninterest Expense	46,858	48,077	44,602	45,963	42,811	42,996	45,440	43,380	44,660

Income Before Income Taxes	30,751	30,246	27,685	28,499	30,674	31,296	30,029	32,476	34,008
Income Tax Expense	10,887	10,528	10,218	10,345	11,196	11,268	10,947	11,670	12,321

Net Income	$19,864	$19,718	$17,467	$18,154	$19,478	$20,028	$19,082	$20,806	$21,687

CHITTENDEN CORPORATION

Selected Quarterly Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD 9/30/2003	QTD 12/31/2003	QTD 3/31/2004	QTD 6/30/2004	QTD 9/30/2004	QTD 12/31/2004	QTD 3/31/2005	QTD 6/30/2005	QTD 9/30/2005
Per Common Share
Earnings, Basic	$0.43	$0.43	$0.38	$0.40	$0.42	$0.43	$0.41	$0.45	$0.47
Earnings, Diluted	0.43	0.43	0.37	0.39	0.42	0.43	0.41	0.44	0.46
Dividends	0.16	0.16	0.16	0.18	0.18	0.18	0.18	0.18	0.18

Book Value	12.58	12.66	13.05	12.74	13.21	13.38	13.31	13.78	13.89
Tangible Book Value	7.32	7.44	7.86	7.57	8.07	8.28	8.23	8.71	8.85

Credit Quality
Nonperforming Assets (including OREO)	$18,011	$14,431	$20,657	$20,624	$21,565	$20,024	$20,692	$23,150	$18,299
90 Days past due and still accruing	3,021	4,029	3,201	3,777	3,140	2,604	4,543	1,981	2,720

Total	21,032	18,460	23,858	24,401	24,705	22,628	25,235	25,131	21,019
Nonperforming Assets to Loans Plus OREO	0.49%	0.39%	0.55%	0.54%	0.54%	0.49%	0.50%	0.54%	0.41%
Allowance to Loans	1.61%	1.54%	1.52%	1.52%	1.47%	1.45%	1.45%	1.43%	1.39%
Allowance to Nonperforming Loans	329.48%	400.99%	278.85%	281.70%	284.76%	296.41%	289.29%	262.71%	335.92%

Gross Charge-offs	$1,239	$4,176	$1,251	$1,433	$1,654	$2,821	$1,154	$1,313	$1,668
Gross Recoveries	769	1,444	860	802	1,258	1,428	859	907	1,006

Net Charge-offs	$470	$2,732	$391	$631	$396	$1,393	$295	$406	$662

Net Charge-off Ratio	0.01%	0.08%	0.01%	0.02%	0.01%	0.03%	0.01%	0.01%	0.01%

Average Balance Sheet Data
Securities	$1,708,629	$1,647,313	$1,530,534	$1,449,419	$1,440,938	$1,495,302	$1,450,210	$1,409,045	$1,341,648
Loans, Net	3,693,594	3,697,490	3,701,494	3,777,039	3,892,431	4,000,917	4,057,647	4,174,491	4,316,317
Earning Assets	5,496,829	5,446,055	5,292,868	5,294,057	5,414,750	5,572,226	5,568,124	5,644,833	5,738,499
Total Assets	5,974,552	5,960,054	5,792,012	5,799,583	5,930,272	6,089,616	6,060,179	6,143,001	6,248,866
Deposits	4,941,066	5,033,498	4,808,334	4,868,682	5,017,991	5,128,344	5,000,949	5,085,064	5,270,406
Borrowings	409,621	298,478	339,983	290,730	267,323	291,919	386,613	367,617	272,257
Stockholders’ Equity	555,567	572,512	586,788	589,067	591,137	615,420	621,276	629,042	642,803

Common Shares Outstanding	45,653,675	45,795,688	45,954,210	46,134,686	46,241,091	46,341,819	46,401,555	46,437,041	46,556,737
Weighted Average Common Shares Outstanding	45,636,813	45,728,818	45,898,854	46,045,415	46,188,260	46,293,418	46,384,816	46,414,471	46,519,124
Weighted Average Common and Common Equivalent Shares Outstanding	46,070,698	46,390,625	46,522,363	46,557,193	46,863,102	46,959,927	46,918,134	46,900,608	47,108,614

Return on Average Tangible Equity	25.07%	23.63%	20.38%	21.01%	22.13%	21.25%	20.35%	21.37%	21.25%
Return on Average Equity	14.19%	13.66%	11.97%	12.40%	13.11%	12.95%	12.46%	13.27%	13.39%
Return on Average Tangible Assets	1.41%	1.40%	1.30%	1.35%	1.40%	1.39%	1.36%	1.44%	1.46%
Return on Average Assets	1.32%	1.31%	1.21%	1.26%	1.31%	1.31%	1.28%	1.36%	1.38%
Net Yield on Earning Assets	3.98%	4.14%	4.17%	4.18%	4.20%	4.27%	4.30%	4.29%	4.35%
Efficiency Ratio	59.87%	59.58%	60.34%	58.05%	56.87%	55.64%	58.07%	57.14%	54.56%

Tangible Capital Ratio	5.78%	6.02%	6.48%	6.24%	6.46%	6.58%	6.53%	6.78%	6.74%
Leverage Ratio	7.49%	7.79%	8.28%	8.22%	8.39%	8.42%	8.66%	8.78%	9.08%
Tier 1 Capital Ratio	9.72%	10.07%	10.36%	10.46%	10.51%	10.44%	10.46%	10.56%	10.72%
Total Capital Ratio	10.97%	11.32%	11.61%	11.73%	11.76%	11.64%	11.65%	11.75%	11.89%

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Quarter Ended September 30, 2005

	2005			2004
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$834,727	$14,460	6.87%	$753,618	$10,237	5.40%
Municipal	146,877	1,622	4.42%	102,206	799	3.13%
Commercial Real Estate	1,739,088	27,847	6.35%	1,527,187	21,080	5.49%
Construction	146,735	2,429	6.48%	135,682	1,844	5.41%
Residential Real Estate	1,249,334	19,119	6.09%	1,181,885	15,859	5.36%
Consumer	261,000	3,739	5.68%	250,197	3,636	5.78%

Total Loans	4,377,761	69,216	6.27%	3,950,775	53,455	5.39%

Investments:
Taxable	1,340,640	13,858	4.13%	1,439,643	14,807	4.11%
Tax-Favored Securities	1,008	15	6.04%	1,295	20	6.27%
Interest-Bearing Deposits in Banks	250	2	2.46%	150	—	1.09%
Federal Funds Sold	18,840	164	3.46%	22,887	50	0.86%

Total Interest-Earning Assets	5,738,499	83,255	5.76%	5,414,750	68,332	5.03%

NonInterest-Earning Assets	571,811			573,866
Allowance for Loan Losses	(61,444)			(58,344)

Total Assets	$6,248,866			$5,930,272

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	502,122	597	0.47%	538,913	411	0.30%
Now	890,033	1,237	0.55%	892,358	628	0.28%
CMA/Money Market	1,518,362	6,005	1.57%	1,570,431	3,019	0.76%
Certificates of Deposit less than $100,000	814,942	5,118	2.49%	765,759	3,637	1.89%
Certificates of Deposit $100,000 and over	599,388	4,604	3.05%	353,403	1,716	1.93%

Total Interest-Bearing Deposits	4,324,847	17,561	1.61%	4,120,864	9,411	0.91%

Borrowings	206,070	2,570	4.95%	192,738	1,739	3.59%
Repos	66,187	275	1.65%	74,585	150	0.80%

Total Interest-Bearing Liabilities	4,597,104	20,406	1.76%	4,388,187	11,300	1.02%

NonInterest-Bearing Liabilities:
Demand Deposits	945,559			897,127
Other Liabilities	63,400			53,821

Total Liabilities	5,606,063			5,339,135
Stockholders’ Equity	642,803			591,137

Total Liabilities and Stockholders’ Equity	$6,248,866			$5,930,272

Net Interest Income		$62,849			$57,032

Interest Rate Spread (2)			4.00%			4.01%
Net Yield on Earning Assets (3)			4.35%			4.20%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Nine Months Ended September 30, 2005

	2005			2004
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$818,953	$39,533	6.45%	$705,931	$28,371	5.37%
Municipal	117,175	3,356	3.82%	93,975	2,162	3.07%
Commercial Real Estate	1,681,183	76,840	6.11%	1,491,623	60,460	5.41%
Construction	148,337	7,047	6.26%	136,280	5,180	5.08%
Residential Real Estate	1,227,900	53,498	5.80%	1,170,668	46,109	5.25%
Consumer	250,493	10,641	5.68%	249,591	11,449	6.13%

Total Loans	4,244,041	190,915	6.00%	3,848,068	153,731	5.33%

Investments:
Taxable	1,398,707	43,710	4.17%	1,472,216	45,145	4.09%
Tax-Favored Securities	1,197	56	6.23%	1,295	61	6.31%
Interest-Bearing Deposits in Banks	198	3	2.18%	150	1	1.20%
Federal Funds Sold	6,792	173	3.40%	11,642	106	1.22%

Total Interest-Earning Assets	5,650,935	234,857	5.55%	5,333,371	199,044	4.98%

NonInterest-Earning Assets	560,766			563,315
Allowance for Loan Losses	(60,450)			(58,061)

Total Assets	$6,151,251			$5,838,625

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	509,436	1,567	0.41%	527,918	1,223	0.31%
Now	876,608	2,927	0.45%	884,226	1,771	0.27%
CMA/Money Market	1,519,236	14,474	1.27%	1,530,564	8,070	0.70%
Certificates of Deposit less than $100,000	782,401	13,177	2.25%	775,005	10,918	1.88%
Certificates of Deposit $100,000 and over	526,632	10,877	2.76%	311,979	4,157	1.78%

Total Interest-Bearing Deposits	4,214,313	43,022	1.36%	4,029,692	26,139	0.87%

Borrowings	246,970	7,944	4.30%	225,738	5,199	3.08%
Repos	94,774	1,202	1.70%	73,264	465	0.85%

Total Interest-Bearing Liabilities	4,556,057	52,168	1.53%	4,328,694	31,803	0.98%

NonInterest-Bearing Liabilities:
Demand Deposits	905,381			868,889
Other Liabilities	58,694			53,893

Total Liabilities	5,520,132			5,251,476
Stockholders’ Equity	631,119			587,149

Total Liabilities and Stockholders’ Equity	$6,151,251			$5,838,625

Net Interest Income		$182,689			$167,241

Interest Rate Spread (2)			4.02%			4.00%
Net Yield on Earning Assets (3)			4.31%			4.19%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.